UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 30, 2003

Date of Report (date of earliest event reported)

AVANEX CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-29175	94-3285348
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

40919 Encyclopedia Circle

Fremont, California 94538

(Address of principal executive offices)

(510) 897-4188

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of April 30, 2003, entitled “Avanex announces quarterly revenue of $5.4 million and Improved Operating Performance”.

Item 9.    Regulation FD Disclosure (pursuant to Item 12)

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 30, 2003, Avanex Corporation issued a press release announcing its anticipated results for the three months ended March 31, 2003. The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVANEX CORPORATION

By:	/s/ TONY FLORENCE
Tony Florence Senior Vice President, Corporate Affairs

Date: April 30, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated as of April 30, 2003, entitled “Avanex announces quarterly revenue of $5.4 million and Improved Operating Performance”.